313866 ALBERTA LTD*

507 Patterson View SW

Calgary, Alberta, Canada, T2P 2L6

Ph 403 - 265 - 7170, Fax 403 - 246 - 6741

email:larrydarling@shaw.ca

February 9, 2006

Christopher Yee CA

President

Samoyed Energy Corp.

10870 Harvest Lake Way NE

Calgary, AB, T3K 4L1

Phone 617-8786

Fax 226-1507

RE:    Farm-out – DAR Chain 11 - 18 – 33 – 16W4W4.

You have received a copy of our proposal regarding the Chain project. Enhanced Resources (the farmor) is farming-out the project to you under the following terms and conditions:

1.

The well is to be completed, then placed on stream by the farmee(s) (i.e. investors) at 100% of their cost. This is estimated to be $450,000.

2.

313866 Alberta Ltd has title to this lease and has committed to placing the well on stream if it is commercially viable.

3.

313866 Alberta Ltd, or it’s related companies, will retain a 25% carried Working Interest in the well.

4.

The standard Crown Royalties are applicable. In addition there is a 5 Goss Royalty payable to Results USA and 5% GOR payable to J. Lazy H. Investments Ltd.

5.

The standard CAPL and PASC agreements will be utilized.

6.

Your investment of $20,000 will be placed directly towards well costs, and will earn a 3.333% Working Interest in the Chain Well. Your proportionate Working Interest will be legally assigned as soon as possible.

7.

The terms of the Joint Venture Offering are herewith agreed to and accepted as a part of this letter.

8.

Please sign both copies of this letter and return one signed copy to us as soon as possible.

Yours truly,

/s/ Larry C. M. Darling

313866 Alberta Ltd.

per: Larry C. M. Darling, President

Agreed and accepted to this 15th day of February, 2006.

/s/ Christopher Yee

Christopher Yee, President

313866 ALBERTA LTD*

507 Patterson View SW

Calgary, Alberta, Canada, T2P 2L6

Ph 403 - 265 - 7170, Fax 403 - 246 - 6741

email:larrydarling@shaw.ca

February 9, 2006

Christopher Yee CA

President

Samoyed Energy Corp.

10870 Harvest Lake Way NE

Calgary, AB, T3K 4L1

Phone 617-8786

Fax 226-1507

RE:    Agreement DAR Chain 11 - 18 – 33 – 16W4W4.

Please find enclosed:

1.

2 copies of this agreement letter, both copies to be signed; one copy of which is to be returned as soon as is convenient.

2.

Copy of the PASC (Petroleum Accountants Society of Canada) agreement for your files, marked as Exhibit “A”;

3.

Copy of the CAPL (Canadian Association of Petroleum Landmen) agreement for your files, marked as Exhibit “B”;

4.

Self-implementing page (blanks assigned) regarding each of the 2 agreements Exhibit “A” and “B”;

5.

Summary of the Chain project, which formed a part of the original proposal.

On behalf of 313866 Alberta Ltd, I welcome you to this venture. Please be assured our best effort will be put forth on your behalf in realizing the potential of this project.

Yours truly,

/s/ Larry C. M. Darling

313866 Alberta Ltd.

per: Larry C. M. Darling, President

Agreed and accepted to this 15th day of February, 2006.

/s/ Christopher Yee

Christopher Yee, President

Attached: Completed CAPL and PASC agreements.

* trade name – ENHANCED RESOURCES

Attached to and forming a part of a Farmout Agreement dated February 9, 2006 between 313866 Alberta Ltd (trade name Enhanced Resources) and Samoyed Energy Corp..

Exhibit ‘A’ CANADIAN ASSOCIATION OF PETROLEUM LANDMEN, (CAPL)

(1990 version) OPERATING PROCEDURE

Page Number

1.

Participants. 313866 Alberta Ltd and Samoyed Energy Corp.

1.

Insurance.

Alternate B

1.

Marketing Fee.

Alternate A

19. Less than all parties.

Alternate B

23. Penalty Clause

300%

36. Addresses for notice.

37. Disposition of Interest.

Alternate A

39. Recognition upon Assignment.

Alternate A

Exhibit ‘B’ PETROLEUM ACCOUNTANTS SOCIETY OF CANADA (PASC)

(1996 version) ACCOUNTING PROCEDURE

Page Number

1. Agreement dated December 30, 2005 between Samoyed Energy Corp. and 313866 Alberta Ltd.

6. Clause 105. 10%

1.

Clause 110. 60%

2.

Clause 112. (a). $30,000. (c). $30,000

1.

Clause 202. 10%

17. Clause 213. Shall Not

21. Clause 302 (a)

(1) - 5% of first $50,000

(2) - 3% of next $100,000

(3) - 1% over $150,000

      Clause 302(b)

(1) - 5% of first $50,000

(2) - 3% of next $100,000

(3) - 1% over $150,000

       Clause 302 (c)

(1) - 5% of first $50,000

(2) - 3% of next $100,000

(3) - 1% over $150,000

       Clause 302 (e)

(2) $350/producing well/month

ADDENDUM ‘B’

1. Agreement dated February 9, 2006 between Samoyed Energy Corp. and

313866 Alberta Ltd.

30. Article V – Inventories. 5-year intervals

EXHIBIT ‘A’

313866 ALBERTA LTD and SAMOYED ENERGY CORP.

DATED Feb 9, 2006

313866 ALBERTA LTD*

507 Patterson View SW

Calgary, Alberta, Canada, T2P 2L6

 (tel) 403 - 265 - 7170 (fax) 403 - 246 - 6741

and

SAMOYED ENERGY CORP.

10870 Harvest Lake Way NE

Calgary, AB, T3K 4L1

313866 ALBERTA LTD*

507 Patterson View SW

Calgary, Alberta, Canada, T2P 2L6

 (tel) 403 - 265 - 7170 (fax) 403 - 246 – 6741

and

SAMOYED ENERGY CORP.

10870 Harvest Lake Way NE

Calgary, AB, T3K 4L1

EXHIBIT ‘B’

Agreement between

313866 ALBERTA LTD and SAMOYED ENERGY CORP.

DATED Feb 9, 2006

* trade name – ENHANCED RESOURCES